FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 31 st day of December, 1998, among KEMET CORPORATION, a Delaware corporation (the "Borrower"), WACHOVIA BANK, N.A. as Agent (successor by merger to Wachovia Bank of Georgia, N.A. and hereinafter referred to as the "Agent") under the Credit Agreement (as herein defined) and the BANKS listed on the signature pages hereto.



Background:

The Borrower, the Agent and the Banks have entered into a certain Credit Agreement dated as of October 18, 1996, as amended by a First Amendment to Credit Agreement dated as of August 30, 1997, as further amended by a Second Amendment to Credit Agreement dated as of March 31, 1998 and as further amended by a Third Amendment to Credit Agreement dated as of September 9, 1998 (as amended, the "Credit Agreement").

The Borrower, the Agent and the Banks wish to further amend the Credit Agreement in certain respects, as hereinafter provided.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

SECTION 2.  Amendments. The Credit Agreement is hereby amended as follows:

SECTION 2.1. Amendment to Definitions. The definitions in Section 1.01 are hereby amended by deleting the definition of "Commitment" in its entirety and inserting in place thereof the following:

     "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages of that certain Fourth Amendment to Credit Agreement dated as of December 31, 1998 among the Borrower, the Agent and the Banks listed on the signature pages thereof, or
(ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

SECTION 2.2. Amendment to Section 2.06. Section 2.06(a) is hereby amended and restated in its entirety to read as follows:

     (a) "Applicable Margin" shall be determined quarterly based upon (i) the ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges (calculated as of the last day of each Fiscal Quarter beginning with the Fiscal Quarter ending December 31, 1998 and in the manner set forth in
Section 5.05) and (ii) the ratio of Consolidated Funded Debt to Consolidated Total Capital (calculated as of the last day of each Fiscal Quarter beginning with the Fiscal Quarter ending December 31, 1998 and in the manner set forth in Section 5.03), as follows:

<PAGE 2>
     If the ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges is greater than or equal to 3.00 to 1.00, then the Applicable Margin shall be determined as follows:

          Ratio of Consolidated Funded                              Base
Rate                         Euro-Dollar
          Debt to Consolidated Total Capital
Loans                                Loans

                 Greater than or equal to
 .40
0%                                                .55%

                 Greater than or equal to .25
                 but less than
 .40
0%                                               .45%

                 Less than
 .25
0%                                               .325%

     If the ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges is less than 3.00 to 1.00, then the Applicable Margin shall be determined as follows:

          Ratio of Consolidated Funded                              Base
Rate                         Euro-Dollar
          Debt to Consolidated Total Capital
Loans                                Loans

                  Greater than or equal to
 .40
0%                                               1.00%

                 Greater than or equal to .25
                  but less than
 .40
0%                                                .70%

                 Less than .25
0%                 .475%

The Applicable Margin shall be determined effective as of the date (herein, the "Rate Determination Date") which is 45 days after the last day of the Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Fiscal Quarter, and the Applicable Margin so determined shall remain effective from such Rate Determination Date until the date which is 45 days after the last day of the Fiscal Quarter in which such Rate Determination Date falls (which latter date shall be a new Rate Determination Date); provided that (i) for the period from and including the Closing Date to but excluding the Rate Determination Date next following the Fiscal Quarter ending December 31, 1996, the Applicable Margin shall be (A) 0% for Base Rate Loans, and (B) .20% for Euro-Dollar Loans, (ii) in the case of each Applicable Margin determined on the Rate Determination Date which is 45 days after the fourth and final Fiscal Quarter of a Fiscal Year, such Applicable Margin shall be redetermined based upon the annual audited financial statements for the Fiscal Year ended on the last day of such final Fiscal Quarter and if such Applicable Margin (as so redetermined) shall be different from the Applicable Margin determined on the related Rate Determination Date, such Applicable Margin (as so redetermined) shall be effective retroactive to the related Rate Determination Date, and
(iii) if on any Rate Determination Date the Borrower shall have failed to deliver to the Banks the financial statements required to be delivered pursuant to Section 5.01(b) with respect to the Fiscal Quarter most recently ended prior to such Rate Determination Date, then for the period beginning on such Rate Determination Date and ending on the earlier of (A) the date on which the Borrower shall deliver to the Banks the financial statements required to be delivered pursuant to Section 5.01(b) with respect to such Fiscal Quarter or any subsequent Fiscal Quarter, or (B) the date on which the Borrower shall deliver to the Banks annual financial statements required to be delivered pursuant to Section 5.01(a) with respect to the Fiscal Year which includes such Fiscal Quarter or any subsequent Fiscal Year, the Applicable Margin shall be determined as if the ratio of Earnings Before Interest, Leases and Taxes to


<PAGE 3>
Consolidated Fixed Charges was less than 3.00 to 1.00 and the ratio of Consolidated Funded Debt to Consolidated Total Capital was greater than or equal to .40 at all times during such period. Any change in the Applicable Margin on any Rate Determination Date shall result in a corresponding change, effective on and as of such Rate Determination Date, in the interest rate applicable to each Syndicated Loan outstanding on such Rate Determination Date.

     SECTION 2.3. Amendment to Section 2.07. Section 2.07(a) is hereby amended and restated in its entirety to read as follows:

     (a) The Borrower shall pay to the Agent for the ratable account of each Bank a facility fee equal to the product of: (i) the aggregate of the daily average amounts of such Bank's Commitment (irrespective of usage), times
(ii) a per annum percentage equal to the Applicable Facility Fee Rate. Such facility fee shall accrue from and including the Closing Date to but excluding the Termination Date. Facility fees shall be payable quarterly in arrears on the Facility Fee Payment Date next following each Facility Fee Determination Date and on the Termination Date; provided that should the Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid facility fee shall be paid on the date of such termination. The "Applicable Facility Fee Rate" shall be determined quarterly based upon (i) the ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges (calculated as of the last day of each Fiscal Quarter beginning with the Fiscal Quarter ending December 31, 1998 and in the manner set forth in Section 5.05) and (ii) the ratio of Consolidated Funded Debt to Consolidated Total Capital (calculated as of the last day of each Fiscal Quarter beginning with the Fiscal Quarter ending December 31, 1998 and in the manner set forth in Section 5.03), as follows:

     If the ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges is greater than or equal to 3.00 to 1.00, then the Applicable Facility Fee Rate shall be determined as follows:

          Ratio of Consolidated Funded
Applicable Facility
          Debt to Consolidated Total Capital
Fee Rate

                 Greater than or equal to
 .40                                                                   .20%

                  Greater than or equal to .25
                  but less than
 .40
       .15%

                 Less than .25
                                      .125%

     If the ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges is less than 3.00 to 1.00, then the Applicable Facility Fee Rate shall be determined as follows:

            Ratio of Consolidated Funded
Applicable Facility
             Debt to Consolidated Total Capital
Fee Rate

                 Greater than or equal to
 .40                                                                 .25%

                 Greater than or equal to .25
                 but less than
 .40
      .175%

                 Less than
 .25
          .15%

<PAGE 4>

The Applicable Facility Fee Rate shall be determined effective as of the date (herein, the "Facility Fee Determination Date") which is 45 days after the last day of the Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Fiscal Quarter, and the Applicable Facility Fee Rate so determined shall remain effective from such Facility Fee Determination Date until the date which is 45 days after the last day of the Fiscal Quarter in which such Facility Fee Determination Date falls (which latter date shall be a new Facility Fee Determination Date); provided that (i) for the period from and including the Closing Date to but excluding the Facility Fee Determination Date next following the Fiscal Quarter ending December 31, 1996, the Applicable Facility Fee Rate shall be .10%; (ii) in the case of each Applicable Facility Fee Rate determined on the Facility Fee Determination Date which is 45 days after the fourth and final Fiscal Quarter of a Fiscal Year, such Applicable Facility Fee Rate shall be redetermined based upon the annual audited financial statements for the Fiscal Year ended on the last day of such final Fiscal Quarter and if such Applicable Facility Fee Rate (as so redetermined) shall be different from the Applicable Facility Fee Rate determined on the related Facility Fee Determination Date, such Applicable Facility Fee Rate (as so redetermined) shall be effective retroactive to the related Facility Fee Determination Date, and (iii) if on any Facility Fee Determination Date the Borrower shall have failed to deliver to the Banks the financial statements required to be delivered pursuant to Section 5.01(b) with respect to the Fiscal Quarter most recently ended prior to such Facility Fee Determination Date, then for the period beginning on such Facility Fee Determination Date and ending on the earlier of (A) the date on which the Borrower shall deliver to the Banks the financial statements required to be delivered pursuant to
Section 5.01(b) with respect to such Fiscal Quarter or any subsequent Fiscal Quarter, and (B) the date on which the Borrower shall deliver to the Banks annual financial statements required to be delivered pursuant to Section 5.01(a) with respect to the Fiscal Year which includes such Fiscal Quarter or any subsequent Fiscal Year, the Applicable Facility Fee Rate shall be determined as if the ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges was less than 3.00 to 1.00 and the ratio of Consolidated Funded Debt to Consolidated Total Capital was greater than or equal to .40 at all times during such period.

SECTION 2.4. Amendment to Section 5.03. Section 5.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.03. Ratio of Consolidated Funded Debt to Consolidated Total Capital. The ratio of Consolidated Funded Debt to Consolidated Total Capital shall not at any time exceed .45 to 1.00.

SECTION 2.5. Amendment to Section 5.04. Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.04. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than the greater of (x) $245,000,000, or (y) 85% of Consolidated Net Worth as of September 30, 1998, minus the aggregate amount of Capital Stock repurchased by the Borrower or any Consolidated Subsidiary after the Closing Date, plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after September 30, 1998 (taken as one accounting period), calculated quarterly but excluding from such calculations of Reported Net Income for purposes of this clause (i) any quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, and (ii) 50% of the cumulative Net Proceeds of Capital Stock received during any period after September 30, 1998, calculated quarterly.
<PAGE 5>

SECTION 2.6. Amendment to Section 5.05. Section 5.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.05. Ratio of Earnings Before Interest, Leases and Taxes to Consolidated Fixed Charges. At the end of each Fiscal Quarter, the ratio of Earnings Before Interest, Leases and Taxes for the Fiscal Quarter then ending and the three Fiscal Quarters immediately preceding the Fiscal Quarter then ending to Consolidated Fixed Charges for the Fiscal Quarter then ending and the three Fiscal Quarters immediately preceding the Fiscal Quarter then ending shall be greater than (a) 3.00 to 1.00 from and including the Fiscal Quarter ending December 31, 1996 to but excluding the Fiscal Quarter ending September 30, 1998, (b) 2.50 to 1.00 from and including the Fiscal Quarter ending September 30, 1998 to but excluding the Fiscal Quarter ending December 31, 1998, (c) 2.00 to 1.00 from and including the Fiscal Quarter ending December 31, 1998 to but excluding the Fiscal Quarter ending March 31, 1999, (d) 1.25 to 1.00 from and including the Fiscal Quarter ending March 31, 1999 to but excluding the Fiscal Quarter ending September 30, 1999,
 (e) 1.50 to 1.00 from and including the Fiscal Quarter ending September 30, 1999 to but excluding the Fiscal Quarter ending June 30, 2000, and (f) 1.75 to
1.00 for all Fiscal Quarters ending on or after June 30, 2000.

SECTION 2.7. Amendment to Section 9.05. Section 9.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation (other than as contemplated by Section 2.05(b)), (ii) change the principal of or reduce the rate of interest on any Loan or reduce any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, or reduce the rate or amount of interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes,
(vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any guaranty given to support payment of the Loans.

SECTION 2.8.  Change in Commitments.   The Banks listed on the signature pages
to the Credit Agreement are hereby amended to exclude PNC Bank, N.A., reducing its Commitment from $15,000,000 to $0. The parties hereto agree that the outstanding Syndicated Loans made by PNC Bank, N.A. shall be paid in full on the date hereof, together with all accrued interest and fees payable to PNC Bank, N.A., and PNC Bank, N.A. shall be released from all the rights, duties and obligations of a Bank under the Credit Agreement from and after such payment, provided that PNC Bank, N.A. shall be entitled to compensation pursuant to Section 8.05 of the Credit Agreement in connection with the prepayment of the Euro-Dollar Loans made by it, with such compensation to be paid by the Borrower within five days of request by PNC Bank, N.A.
<PAGE 6>

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Banks waive such conditions:

(a) receipt by the Agent from each of the parties hereto of either (i) a duly executed counterpart of this Amendment signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Amendment and sent such counterpart to the Agent;

(b) receipt by the Agent of the amendment fee provided for in Section 8 of this Amendment;

(c) receipt by the Agent of new Money Market Notes (the "New Notes") for the account of each Bank listed on the signature pages hereto (other than PNC Bank, N.A.) in the form of Exhibit A to this Amendment;

(d) no material adverse change shall have occurred in the financial markets since November 18, 1998; and

(e) the fact that the representations and warranties of the Borrower contained in Section 5 of this Amendment shall be true in all material respects on and as of the date hereof.

SECTION 4. No Other Amendment. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single instrument and any reference to the "Agreement" or any other defined term for the Credit Agreement in the Credit Agreement, the Notes or any certificate, instrument or other document delivered pursuant thereto shall mean the Credit Agreement as amended hereby and as it may be amended, supplemented or otherwise modified hereafter.
SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and the Banks as follows:

(a) After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof;
(b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

(c) This Amendment and the New Notes have been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and each of this Amendment, the New Notes and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; provided, that the enforceability of each of this Amendment, the New Notes and the Credit Agreement, as amended hereby, is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally;

(d) The execution and delivery of this Amendment, the New Notes and the Borrower's performance hereunder and under the Credit Agreement as amended hereby do not and will not require the consent or
<PAGE 7>

approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower other than those which have already been obtained or given, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which its assets or properties are or may become bound; and (e) Since March 31, 1998, there has been no event, act condition or occurrence having a Material Adverse Effect.

SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

SECTION 8. Amendment Fee. On the date that this Amendment becomes effective, the Borrower shall pay to the Agent for the ratable account of each Bank an amendment fee equal to the product of such Bank's Commitment (irrespective of usage) as of such date multiplied by .10%.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their respective authorized officers as of the day and year first above written.


BORROWER:

                                                                        KEMET
CORPORATION


                                                                        By:
/S/   D. R. Cash       [SEAL]
                                                                        Title:
Senior Vice President-Administration
                                                                        and
Treasurer






[Remainder of this page intentionally left blank] <PAGE 8>

Commitment:                                                 WACHOVIA BANK,
N.A. (successor by merger
$65,000,000                                                    to Wachovia
Bank of Georgia, N.A. and Wachovia
                                                                        Bank
of South Carolina, N.A. and formerly known
                                                                        as
Wachovia Bank of North Carolina, N.A.),
                                                                        as
Agent and as a Bank


                                                                        By:
/S/   Marshall Meier     [SEAL]
                                                                        Title:
Vice President







                                                       [Remainder of this page
intentionally left blank] <PAGE 9>

Commitment:                                                 ABN AMRO BANK N.V.
ATLANTA AGENCY,
$30,000,000                                                   as Co-Agent and
Bank


                                                                       By:
/S/   Larry K. Kelley          [SEAL]
                                                                       Title:
Group Vice President


                                                                       By:
/S/   Robert A. Budnek       [SEAL]
                                                                       Title:
Vice President





                                    [Remainder of this page intentionally left
blank]                     <PAGE 10>

Commitment:                                                 SUNTRUST BANK,
ATLANTA
$15,000,000

                                                                        By:
/S/   Margaret A. Jaketic      [SEAL]
                                                                        Title:
Vice President


                                                                        By:
/S/   Mark Preston     [SEAL]
                                                                        Title:
Banking Officer







                                             [Remainder of this page
intentionally left blank] <PAGE 11>

Commitment:                                                  FIRST UNION
NATIONAL BANK   (formally
$25,000,000                                                    known as First
Union National Bank of South Carolina)


                                                                        By:
/S/   Douglas T.  Davis     [SEAL]
                                                                        Title:
Vice President








                                   [Remainder of this page intentionally left
blank] <PAGE 12>

Commitment:                                                  PNC BANK,
NATIONAL ASSOCIATION
$0.00

                                                                        By:
/S/   Rose M. Crump     [SEAL]
                                                                        Title:
Vice President







                                       [Remainder of this page intentionally
left blank] <PAGE 13>

Commitment:                                                  BANK OF AMERICA
NT & SA
$15,000,000

                                                                        By:
/S/   Kevin Mc Mahon     [SEAL]
                                                                        Title:
Managing Director








                                      [Remainder of this page intentionally
left blank]




























<PAGE 14>

                                                                       EXHIBIT
A

                                                             MONEY MARKET NOTE

$150,000,000
                                                   Atlanta, Georgia

                                                        December 31, 1998

     For value received, KEMET CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of

(the "Bank"), for the account of its Lending Office, the principal sum of One Hundred Fifty Million and No/100 Dollars ($150,000,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is one of the Money Market Notes referred to in the Credit Agreement dated as of October 18, 1996 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns and Wachovia Bank of Georgia, N.A., as Agent, and ABN AMRO Bank N.V. Atlanta Agency, as Co-Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). This Note replaces the Money Market Note of the Borrower dated October 18, 1996 executed and delivered in connection with the original execution of the Credit Agreement and is one of the "Money Market Notes" referred to in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.
<PAGE 15>

The Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

IN WITNESS WHEREOF, the Borrower has caused this Money Market Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                                  KEMET CORPORATION


                                                  By: /S/     D. R. Cash
[SEAL]
                                                  Title: Senior Vice President
- Administration
                                                   and Treasurer